Prospectus Supplement
John Hancock Variable Insurance Trust
Capital Appreciation Value Trust (the fund)
Supplement dated May 30, 2025 to the current Prospectus, as may be supplemented (the Prospectus)
As of June 30, 2025 (the Effective Date), Vivek Rajeswaran, Mike Signore, and Brian Solomon are added as portfolio managers of the fund. David R. Giroux continues as a portfolio manager of the fund, and together with Vivek Rajeswaran, Mike Signore, and Brian Solomon is jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information is added under the heading “Portfolio management” in the “Fund summary” section for the fund:
Vivek Rajeswaran
Portfolio Manager
Managed fund since 2025
Mike Signore
Portfolio Manager
Managed fund since 2025
Brian Solomon
Portfolio Manager
Managed fund since 2025
As of the Effective Date, the information in the “Subadvisors and Portfolio Managers” section of the Prospectus under the heading “T. Rowe Price Associates, Inc. (“T. Rowe Price”)” is amended to include Vivek Rajeswaran, Mike Signore, and Brian Solomon as portfolio managers of the fund within the table of portfolio managers specific to the fund, as well as to include the below in the bulleted list of the portfolio managers below the table:
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Vivek Rajeswaran. Portfolio Manager; joined T. Rowe Price in 2012.
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Mike Signore. Portfolio Manager; originally joined T. Rowe Price in 2015 and returned to T. Rowe Price in 2020.
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Brian Solomon. Portfolio Manager; joined T. Rowe Price in 2015.
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.